Certain confidential information contained in this document, marked by [***], has been omitted because IREN Limited (the “Company”) has determined that the information (i) is not material and/or (ii) contains personal information Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement This Non-Cancellable Non-Returnable and Supplemental Terms Purchase Agreement between IE CA Leasing Ltd. (“Customer”) and Dell Canada Inc. (“Dell” or “Supplier”) (“NCNR Agreement”) is effective as of the date of the last signature below (“Effective Date”) and confirms and sets out certain supplementary terms and conditions that will apply to the purchase and use of the products and services set out in the purchase order (MCK_B300_030326), including the related quote(s) attached hereto as Exhibit 1 and/or any related updated, revised or replacement quotes, proposals or purchase orders as agreed between the parties in writing (the “Order”). Capitalized terms used but not defined in this NCNR Agreement have the meaning given to them in the Supply Contract (as defined below). 1. By signing this NCNR Agreement, Customer is expressly accepting the conditions set forth herein and the parties agree that (a) this NCNR Agreement shall constitute terms of the Order for the purposes of clause 2.5A of the CTS (as defined below) and (b) they wish to deviate from the terms of the CTS for the purposes of the Order and the parties expressly accept this deviation. The Order is designated as non-cancelable, non-returnable (“NC/NR”) and may not be cancelled, rescheduled, or modified without Supplier’s prior written consent, and none of the products may be returned to Supplier for any reason except in accordance with any applicable product warranty, which remains unaffected by this NCNR Agreement. Customer acknowledges that the foregoing conditions set forth in this NCNR Agreement shall supersede any return or cancellation rights contained in the Supply Contract. [***] The discounts set out in the Order may not be aggregated or combined with any other discounts. Until payment has been made in full, Customer grants Supplier a security interest in the products set out in Annexure A to Exhibit 1 of this Order and authorizes Supplier to, at its sole cost, file a financing statement showing such security interest in British Columbia, Canada. The Supplier agrees that Customer may, from time to time, pay in full the outstanding balance for any one or more units of such products. Upon payment in full for any one or more units of such products, the Supplier shall, at its sole cost, promptly file all necessary documentation required to release the security interest in such units of products. Upon payment in full of the whole balance, Supplier shall, at its sole cost, promptly file a termination statement in respect of the full release and discharge of the security interest granted herein. 2. Governing and Amended Terms: A. Governing Terms This NCNR Agreement and Customer’s Order and use of products and services is subject to the Purchase Agreement dated February 24, 2025 between Customer and Dell (the “Supply Contract”) which incorporates and amends certain Commercial Terms of Sale (“CTS”) and the amending terms and supplementary terms referenced herein (collectively, the “Governing Terms”). The Governing Terms, this NCNR Agreement and the Order apply to the exclusion of all terms and conditions incorporated in or referred to in any documentation submitted by Customer to Supplier or Supplier to Customer (including in any Customer submitted purchase order other than the Order, even if such purchase order is signed by Dell, quote provided by Supplier or other ordering document issued by Supplier, terms made available online through www.dell.ca or terms in any other online process made available by Supplier). B. Amended Terms other than Limitation on Liability Solely for the purposes of the transaction identified herein, including the Order, the following clauses of the CTS incorporated into and amended by the Supply Contract will be amended as follows: i) In clause 2.1, replace the words “Orders are subject to availability and are cancellable only by Supplier except as expressly permitted in a Schedule. Supplier is not responsible for pricing, typographical or other errors in any offer and may cancel Orders affected by such errors.” with “Supplier may cancel any Quotes due to pricing, typographical or other errors in the Quote. Additionally, Supplier may cancel any Order if Customer is in material breach of the Agreement and fails to cure such breach within thirty (30) days following written notice from Supplier specifying the nature of the breach.” ii) In clause 5.2B(2): a. replace the words “or any breach of The CTS or any applicable Service Specification” with “or any material breach of The CTS or any applicable Service Specification that has not been cured in accordance with clause 5.4”; b. add the words “, which business purposes includes the activities contemplated in clause 1.1,” after the words “for Customer’s internal business purposes” in the seventh line; and c. add the words “which business purposes includes the activities contemplated in clause 1.1” after the words “, solely for Customer’s internal business purposes,” in the ninth line.

2 iii) In clause 6.2, add “; provided, however, that Customer shall have a period of [***] calendar days following the due date noted on Supplier’s invoice (or if not noted, then [***] days after the date of the invoice) to cure any non-payment prior to Supplier being entitled to take the actions in the foregoing (i) and (ii)” at the end of the clause. iv) In clause 7.1, add “For greater certainty, any costs or expenses incurred by Supplier in connection with its obligations to repair or replace defective products covered under warranty as described above will in no way be counted against the cap identified in clause 9.1A.” at the end of the clause. v) In clause 7.2, insert the words “to Customer” after “pro-rata refund”. vi) In clause 7.4(ii), delete the words “or other causes beyond Supplier’s control”. vii) In clause 11.3(3), add the words “including for the avoidance of doubt the existence of this Purchase Agreement and total contract value therein” at the end of the sentence. viii) In clause 11.3, add [***] at the end of the clause. ix) In clause 13.6, add “, in each case not caused by the gross negligence or intentional misconduct of the applicable non- performing or terminating party” at the end of the clause. C. Amended Limitation on Liability Solely for the purposes of the transaction identified herein, including the Order, clause 9.1A of the CTS incorporated into and amended by the Supply Contract will be deleted and replaced with the following: “A. Limitation on Direct Damages. Except for Customer’s obligations to pay for Offerings, Customer’s violation of the restrictions on use of Products and Services or Supplier’s or its Affiliates’ intellectual property rights, a party’s indemnity obligation stated in the clause above titled “Indemnity”, and Supplier’s obligations with respect to providing a depreciated refund under clause 7, Supplier’s (including its suppliers) and Customer’s total liability arising out of the transaction governed by the NCNR Agreement, including the Order, is limited to [***]. Notwithstanding anything otherwise set forth above, Supplier (and its suppliers) shall have no liability for any direct damages resulting from Customer’s use or attempted use of Third Party Software, Free Software or Development Tools, all defined in the EULA described in clause 4 above, or from Third Party Products.” 3. The following additional terms will also apply with respect to the Order: A. Delivery Dates for the Order. i) The commitments made by Dell to Customer in Section 3.A and 3.B constitute Dell’s Confidential Information and, notwithstanding anything to the contrary herein, may not be disclosed to any third party or used for any purpose other than as expressly permitted below or in accordance with [***]. Dell shall use commercially reasonable efforts to deliver the quantity of B300 based GPU server products (the “GPU Server Products”) to the Customer location listed in the Order by the final shipment end delivery date (the “Delivery Date”) associated with four phases, each as outlined in the table below (each, a “Phase”) and accelerate the Delivery Dates where possible. Phase GPU server products Final shipment end delivery date “Phase 1” [***] [***] “Phase 2” [***] [***] “Phase 3” [***] [***] “Phase 4” [***] [***] The listed Delivery Dates are delivery objectives only, and no penalties, liquidated damages, credits, or other remedies shall apply due to Dell’s failure to meet the Delivery Dates. ii) [***]

3 iii) Dell shall remain committed to working in good faith and shall continue to engage proactively with the Customer to facilitate timely delivery and to resolve any issues that may arise during the course of the project B. Reduction in Cost of the Order i) [***] C. ProSupport and Professional Services i) Quotes provided by Dell make reference to Support Services (as defined in the CTS) that may be included as part of the purchases called “ProSupport One for Data Center” and “Supplemental Services for Cloud Service Providers and AI”. Such Support Services will be provided by Dell in accordance with the relevant terms of the Supply Contract and the Service Description documents attached hereto as Exhibit 2. Notwithstanding anything to the contrary in Exhibit 2, Dell acknowledges and agrees that (A) Dell should not require access to any end user data stored on the hardware or systems to perform the Support Services; and (B) if Dell does require such access, Dell will notify Customer in writing and work collaboratively with both Customer and Customer’s customer to minimize or eliminate any such access to the extent possible. ii) Quotes provided by Dell make reference to certain field deployment services which are considered Professional Services (as defined in the CTS). Such Professional Services will be provided by Dell in accordance with the relevant terms of the Supply Contract and a Statement of Work to be mutually agreed to and executed by the Parties acting in good faith (the “Statement of Work”); provided, however, that such Statement of Work shall include at least those services identified and described in Exhibit 3 and the price for such Professional Services will not exceed the amount of [***] as specified in the Order; provided that [***]. For greater certainty, regardless of any language in Exhibit 3 to the contrary, Exhibit 3 and the content therein is not and will not be considered to be an executed Statement of Work. D. Compliance i) Insofar as they do not conflict with or materially deviate from Dell’s own code of conduct and related policies, Dell will use commercially reasonable efforts to (A) comply, and (B) ensure all Dell personnel involved in the provision of products and services to Customer comply, with all reasonable Customer and Customer’s end user policies, procedures, protocols and requirements relevant to Dell as a supplier, including, without limitation, those related to safety and quality assurance or requirements of Customer’s customers, as provided by Customer to Dell in writing from time to time with sufficient time to review; and ii) Dell will instruct any Dell personnel on-site at any of Customer’s or its affiliates’ facilities or sites to comply with any lawful and reasonable directions of Customer or any of its affiliates. E. Notice i) Any reference in this NCNR Agreement to written notice from Dell to Customer shall mean that Dell will provide such notice by sending an email to the following contact: Kent Draper at [***]; copying [***]. Please indicate Customer’s acceptance of the above by signing and returning this document to your account representative. Customer’s Order will not be processed until this accepted NCNR Agreement is received by Supplier.

IN WITNESS WHEREOF, the parties have caused this NCNR Agreement to be duly executed as of the Effective Date. Dell Marketing L.P. By: /s/ Pamela Pelletier Name: Pamela Pelletier Title: Country Lead Date: 04-Mar-26 | 12:21:56 AM PST IE CA Leasing Ltd. By: /s/ Denis Skrinnikoff Name: Denis Skrinnikoff Title: Authorized Signatory Date: 04-Mar-26 | 12:32:17 AM PST By: /s/ William Roberts Name: William Roberts Title: Director Date: 04-Mar-26 | 12:54:29 AM PST

Dell Customer Communication - Confidential Exhibit 1 Purchase Order (MCK_B300_030326)

IREN Purchase Order: MCK_B300_030326 Purchase Order Details This purchase order (MCK_B300_030326), as may be updated upon mutual agreement of the parties in writing from time to time (“PO”) is entered into pursuant to the Purchase Agreement between Customer and Dell (each as defined below) dated on or around 24 February 2025 (the “Agreement”) and is governed by the terms and conditions of the Agreement and the Non- Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement between Customer and Dell dated on or around 3 March 2026 (the “NCNR Agreement”). Capitalized terms used but not defined in this PO have the meaning given to them in the Agreement or the NCNR Agreement (as applicable). Customer IE CA Leasing Ltd. Project Manager: Denis Skrinnikoff Email: [***] with copy to [***] Dell Dell Canada Inc. 155 Gordon Baker Rd #501 North York, ON M2H 3N5, Canada Adrian Leverton Email: [***] Proposal Refer to Annexure A. The Quote may be updated upon mutual agreement by the parties in writing from time to time. Total Order Value/Contract Price and Breakdown: Total Order Value: USD[***] Payment Terms: Net 30 days of the later of the invoice date or shipping (to be invoiced per shipment). All invoices by email to: [***] Planned Delivery Date Phase 1 – [***] Phase 2 – [***] Phase 3 – [***] Phase 4 – [***] Shipments Partial shipments acceptable Ship-to Address [***], Mackenzie, BC V0J 2C0, Canada

Annexure A – Quote [***]

Exhibit 2 Support Services Description [***]

Exhibit 3 Scope of Professional Services [***]